SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 30, 1999
                                                        --------------

                  CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   19869-99                    13-3927257
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)



  110 East 59th Street, New York, NY                                 10022
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's Telephone Number, including area code (212) 355-3466
                                                   --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
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     On May 3, 1999,  Cellular  Communications  of Puerto  Rico,  Inc.  ("CCPR")
announced that it had entered into an agreement with SBC Communications Inc. ("SBC") under which it would be acquired in a transaction valued at $814 million, or $29.50 per outstanding share. The announcement also noted that SBC had formed a joint venture with Telefonos de Mexico S.A. de C.V. ("Telmex") to effect the acquisition.

     SBC and Telmex through the joint venture will pay approximately $464 million in cash and will assume $350 million in long-term debt. The companies aim to complete the merger by late third quarter, pending a vote by CCPR shareholders and regulatory approvals.


Item 7.   Financial Statements and Exhibits
------    ---------------------------------

          Exhibits

   99.1 Agreement and Plan of Merger among Cellular Communications of Puerto Rico, Inc., SBC Communications Inc. and SBCI-PR, Inc. dated as of April 30, 1999

   99.2 Amendment No. 3 to the Rights Agreement, dated as of April 30, 1999, between Cellular Communications of Puerto Rico, Inc. and Continental Stock Transfer & Trust Company

   99.3   Press release, dated May 3, 1999

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.
                                      (Registrant)


                                    By: /s/ Richard J. Lubasch
                                    ----------------------------------------
                                    Name:   Richard J. Lubasch
                                    Title:  Senior Vice President-General
                                              Counsel and Secretary



Dated: May 6, 1999

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                                  Page
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  99.1   Agreement and Plan of Merger among Cellular Communications of
         Puerto Rico, Inc., SBC Communications Inc. and SBCI-PR, Inc.
         dated as of April 30, 1999

  99.2 Amendment No. 3 to the Rights Agreement, dated as of April 30, 1999, between Cellular Communications of Puerto Rico, Inc. and Continental Stock Transfer & Trust Company

  99.3   Press release, dated May 3, 1999